SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:

July 22, 2003

(Date of earliest event reported)

ABGENIX, INC.

(Exact name of registrant as specified in its
charter)

Delaware	000-24207	94-3248826
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employee Identification No.)

6701 Kaiser Drive Fremont, California 94555
(Address of principal executive offices) (Zip Code)

(510)-284-6500
Registrant’s telephone, including area code:

(Former name and former address, if changed since last report)

Item 7.  Financial Statements and Exhibits.

(c)               Exhibits.

Exhibit No.	Description

99.1	Press Release of Abgenix, Inc. dated July 22, 2003

Item 9.  Regulation FD Disclosure.

The following information is furnished pursuant to “Item 12. Disclosure of Results of Operations and Financial Condition.”

On July 22, 2003, Abgenix, Inc. issued a press release to report the company’s financial results for the quarter ended June 30, 2003. A copy of the press release is attached to this current report on Form 8-K as Exhibit 99.1.

In accordance with the procedural guidance in SEC Release No. 33-8216, the information in this Form 8-K and the Exhibit attached to this Form 8-K are being furnished under “Item 9. Regulation FD Disclosure” rather than under “Item 12. Disclosure of Results of Operations and Financial Condition.”  The information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABGENIX, INC.

Dated: July 22, 2003	By:	/s/ KURT LEUTZINGER
Kurt Leutzinger Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

99.1	Press Release of Abgenix, Inc. dated July 22, 2003